P R O S P E C T U S – S E P T E M B E R 1 , 2 0 1 3

CitizensSelect Funds

C I T I Z E N S S E L E C T P R I M E
M O N E Y M A R K E T F U N D

C I T I Z E N S S E L E C T T R E A S U R Y
M O N E Y M A R K E T F U N D

Seeking current income, safety of principal and liquidity

by investing in high quality, short-term securities

C L A S S C S H A R E S

This prospectus is to be used only by affiliates of Citizens Financial Group, Inc. and their respective clients.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summary

CitizensSelect Prime Money Market Fund	1
CitizensSelect Treasury Money Market Fund	4
Fund Details

Goal and Approach	7
Investment Risks	7
Management	9
Shareholder Guide

Buying and Selling Shares	10
General Policies	11
Distributions and Taxes	11
Services for Fund Investors	12
Financial Highlights	13

See back cover.

This prospectus is to be used only by affiliates of Citizens Financial Group, Inc. (collectively,"Citizens") and their respective clients. The funds are sold exclusively to Citizens and certain other institutions, acting for themselves, or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Shares of the funds may not be purchased directly by individuals. See "Buying and Selling Shares" for more information.

Fund Summary

CitizensSelect Prime Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees, Rule 12b-1 fees, administrative and omnibus account services fees, and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of .02% for the past fiscal year).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.10
Distribution (12b-1) fees	0.25
Other expenses Administrative services fee Omnibus account services fee Other fund expenses	0.25 0.10 0.02
Total annual fund operating expenses	0.72
Fee waiver and/or expense reimbursement	(0.02)
Total annual fund operating expenses (less fee waiver and/or expense reimbursement)	0.70

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples are based on net operating expenses, which reflect the waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated foreign government obligations. Normally, the fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class C shares from year to year. The table shows the average annual total returns of the fund's Class C shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2006: 1.19% Worst Quarter Q4, 2012: 0.00%
The year-to-date total return for the fund's Class C shares as of June 30, 2013 was 0.00%.

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.48%	1.52%
Institutions may call toll-free 1-800-242-2224 for the current yield of the fund's Class C shares.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1 billion, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-242-2224 or by calling your Citizens representative.

Tax Information

Dividends and other distributions paid by the fund are subject to federal income tax, and may be subject to state and local taxes, in the calendar year earned, except when your investment is through a tax-advantaged retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

CitizensSelect Treasury Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees, Rule 12b-1 fees, administrative and omnibus account services fees, and certain other expenses, including the fees and expenses of the non-interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of .02% for the past fiscal year).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.10
Distribution (12b-1) fees	0.25
Other expenses Administrative services fee Omnibus account services fee Other fund expenses	0.25 0.10 0.02
Total annual fund operating expenses	0.72
Fee waiver and/or expense reimbursement	(0.02)
Total annual fund operating expenses (less fee waiver and/or expense reimbursement)	0.70

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples are based on net operating expenses, which reflect the waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00. To pursue its goal, the fund only invests in securities issued or guaranteed as to principal and interest by the U.S. government.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class C shares from year to year. The table shows the average annual total returns of the fund's Class C shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q4, 2006: 1.09% Worst Quarter Q4, 2012: 0.00%

The year-to-date total return of the fund's Class C shares as of June 30, 2013 was 0.00%.

Average Annual Total Returns as of 12/31/12
1 Year	5 Years	10 Years
0.00%	0.21%	1.21%
Institutions may call toll-free 1-800-242-2224 for the current yield of the fund's Class C shares.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1 billion, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-242-2224 or by calling your Citizens representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of one fund are unrelated to those of the  other fund. This combined prospectus has been prepared for the convenience of investors so that investors can consider two investment choices in one document.

Each fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, each fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

Each fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, each fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of each fund's portfolio is 60 days and the maximum weighted average life to maturity of each fund's portfolio is 120 days.

The main difference between the funds is the securities in which they invest. CitizensSelect Prime Money Market Fund purchases securities with the highest credit rating only, or the unrated equivalent as determined by The Dreyfus Corporation. CitizensSelect Treasury Money Market Fund purchases only securities issued or guaranteed as to principal and interest by the U.S. government.

In response to liquidity needs or unusual market conditions, each fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

CitizensSelect Prime Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

• dollar-denominated foreign government obligations

Normally, the fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

CitizensSelect Treasury Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund only invests in securities issued or guaranteed as to principal and interest by the U.S. government.

Investment Risks

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

CitizensSelect Prime Money Market Fund

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

CitizensSelect Treasury Money Market Fund

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

Management

The investment adviser for each fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $244 billion in approximately 166 mutual fund portfolios. For the past fiscal year, CitizensSelect Prime Money Market Fund and CitizensSelect Treasury Money Market Fund did not pay Dreyfus a management fee due to an expense reimbursement/fee waiver in effect. A discussion regarding the basis for the board's approving the funds' management agreement with Dreyfus is available in the funds' semiannual report for the six-month period ended October 31, 2012.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of each fund. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the funds, the funds' total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the funds.

Each fund has agreed to pay Citizens and other approved institutions an annual fee of 0.10% of the value of the fund's average daily net assets for providing omnibus account services. In addition, each fund has agreed to pay Citizens and other approved institutions an annual fee of 0.25% of the value of the fund's average daily net assets attributable to Class C shares for providing certain administrative services with respect to Class C shares.

Class C shares are subject to an annual 12b-1 fee of 0.25% of the value of the fund's average daily net assets attributable to Class C shares payable to the fund's distributor for distributing Class C shares and for advertising and marketing related to Class C shares. Because the Rule 12b-1 fee is paid on an ongoing basis out of the fund's assets attributable to Class C shares, over time it will increase the cost of your investment in Class C shares and could cost you more than paying other types of sales charges.

The funds, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by each fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

Each fund is sold exclusively to Citizens  and certain other institutional investors, acting for themselves, or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although Citizens, and certain other approved institutions, may purchase shares for accounts maintained by individuals. Generally, investors will be required to open a single master account with the fund for all purposes. In certain cases, the fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. Each fund offers four classes of shares in separate prospectuses. Individuals or entities for whom Citizens purchases fund shares should consult their Citizens representative to determine which class of shares is made available to them and to purchase or sell fund shares. Citizens may impose policies, limitations and fees which are different from those described in this prospectus.

Your price for shares is the net asset value per share (NAV).

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, each fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

As to CitizensSelect Prime Money Market Fund, NAV is generally calculated at 5:00 p.m. every day the New York Stock Exchange or the transfer agent is open for regular business. As to CitizensSelect Treasury Money Market Fund, NAV is generally calculated at 3:00 p.m. every day the New York Stock Exchange or the transfer agent is open for regular business.

As to CitizensSelect Prime Money Market Fund only, orders in proper form placed prior to 5:00 p.m., and payments for which are received in or converted into Federal Funds by the fund's custodian by 6:00 p.m., will be effective at the NAV determined at 5:00 p.m. on that day. In this case, shares purchased will receive the dividend declared on that day.

As to CitizensSelect Treasury Money Market Fund only, orders in proper form placed prior to 3:00 p.m., and payments for which are received in or converted into Federal Funds by the fund's custodian by 6:00 p.m., will be effective at the NAV determined at 3:00 p.m. on that day. In this case, shares purchased will receive the dividend declared on that day.

An order in proper form received after the time of day at which a fund determines its NAV will be effective on the following business day, provided the fund's custodian or other authorized entity receives Federal Funds by the respective times listed above.

All times are Eastern time.

Each fund's minimum initial investment is $1 billion, which may be waived at the fund's discretion.

How to Sell Shares

You may sell (redeem) shares at any time by wire, telephone, or compatible computer facility. Your shares will be sold at the next determined NAV calculated after your order is received in proper form. If a redemption request is received in proper form by the fund's transfer agent or other authorized entity by 5:00 p.m., as to CitizensSelect Prime Money Market Fund only, or by 3:00 p.m., as to CitizensSelect Treasury Money Market Fund only, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day, and the shares will not receive the dividend declared on that day. Any certificates representing fund shares being sold must be returned with your redemption request.

All times are Eastern time.

The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day, depending on the circumstances, for any period: (i) during which the New York Stock Exchange is closed (other than on holidays or weekends), or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists that makes difficult the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. If, for one of these reasons, the processing of redemptions and the delivery of redemption proceeds is delayed beyond the same or next business day, the delay may be for up to seven days. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of a fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of a fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request.

Each fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amounts

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets).

Each fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends once a month and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless the investor instructs the fund otherwise. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by the funds  are subject to federal income tax on a current basis, and also may be subject to state or local taxes (unless the investor is investing through a tax-advantaged retirement account in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long the investor has been in the fund and whether distributions are reinvested or taken in cash.

If an investor buys shares of a fund when the fund has realized but not yet distributed income or capital gains, the investor will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

An investor's sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on an investment in the fund generally is the difference between the cost of the investor's shares and the amount received when the investor sells them.

The tax status of an investor's distributions will be detailed in the investor's annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Fund Exchanges

An investor may purchase, in exchange for Class C shares of one fund, Class C shares of the other fund. An exchange may be requested in writing or by telephone. An investor's exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. Any new account established through an exchange will have the same privileges as the original account (as long as they are available). There is currently no fee for exchanges.

Auto-Exchange Privilege

Auto-Exchange privilege enables an investor to invest regularly (on a monthly, semi-monthly, quarterly or annual basis), in exchange for Class C shares of one fund, in Class C shares of the other fund, if the investor is a shareholder in such fund. There is currently no fee for this privilege.

Financial Highlights

These financial highlights describe the performance of the fund's Class C shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended April 30,
CitizensSelect Prime Money Market Fund	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000[a]	.013
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	.00[b]	.00[b]	1.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.71	.70	.73	.73
Ratio of net expenses to average net assets	.21	.16	.30	.38	.73
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	1.29
Net Assets, end of period ($ x 1,000)	28,521	42,085	51,688	54,842	76,786
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

	Year Ended April 30,
CitizensSelect Treasury Money Market Fund	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.000[a]	.000[a]	.000 [a]	.004
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000) [a]	(.004)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00 [b]	.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.70	.70	.70	.72
Ratio of net expenses to average net assets	.09	.04	.14	.15	.54
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00 [b]	.38
Net Assets, end of period ($ x 1,000)	6,494	17,915	31,086	56,366	65,006
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

NOTES

NOTES

For More Information

CitizensSelect Prime Money Market Fund

CitizensSelect Treasury Money Market Fund

Series of CitizensSelect Funds

SEC File Number: 811-21035

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report
Describes each fund's performance, lists its portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. Each fund's most recent annual and semiannual reports are available at **www.dreyfus.com**.

Statement of Additional Information (SAI)
Provides more details about each fund and its policies. A current SAI is available at **www.dreyfus.com** and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings
Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at **www.dreyfus.com** under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Contact Citizens Financial Group, Inc.

By telephone:
Call your Citizens Representative or 1-800-242-2224.

By mail:
CitizensSelect
875 Elm Street NE0212
Manchester, NH 03101

On the Internet certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

Citizens Financial Group, Inc.™

© 2013 MBSC Securities Corporation

0464-0468P0913
(701)

CITIZENSSELECT FUNDS

CITIZENSSELECT PRIME MONEY MARKET FUND
Class/Ticker: A/CZAXX, B/CZBXX, C/CZCXX, D/CZDXX

CITIZENSSELECT TREASURY MONEY MARKET FUND
Class/Ticker: A/CEAXX, B/CEBXX, C/CECXX, D/CEDXX

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2013

     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated September 1, 2013, for the relevant class of shares of CitizensSelect Prime Money Market Fund and CitizensSelect Treasury Money Market Fund, each a separate series (each, a "Fund" and collectively, the "Funds") of CitizensSelect Funds (the "Company") as the Prospectus may be revised from time to time. To obtain a copy of the Prospectus for a class of shares of a Fund, please contact your financial adviser, or write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com or call toll free 1-800-346-3621.

     The Funds are sold exclusively to affiliates of Citizens Financial Group, Inc. (collectively, "Citizens") and certain other institutions, acting for themselves, or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Shares of the Funds may not be purchased directly by individuals.

     The most recent Annual Report and/or Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

0462-SAI-0912
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DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Massachusetts business trust that commenced operations on May 1, 2002. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a money market mutual fund. Each Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's investment adviser.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Funds' Prospectus.

     U.S. Government Securities. Each Fund may invest in securities issued or guaranteed by the U.S. Government, such as U.S. Treasury securities which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

     U.S. Government Agency Securities. (CitizensSelect Prime Money Market Fund only) The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the U.S. Treasury of the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor the Fund's share price is guaranteed.

     Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

     Bank Obligations. (CitizensSelect Prime Money Market Fund only) The Fund may purchase certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.

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     CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     The Fund may invest in TDs and CDs issued by domestic or foreign banks or their subsidiaries or branches. The Fund is authorized to purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided the Fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are, among other things, required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and TDs do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may

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be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Manager carefully evaluates such investments on a case-by-case basis.

     Commercial Paper. (CitizensSelect Prime Money Market Fund only) The Fund may purchase commercial paper consisting of short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (which may include variable rate master demand notes).

     Foreign Government Obligations; Securities of Supranational Entities. (CitizensSelect Prime Money Market Fund only) The Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Floating and Variable Rate Obligations. (CitizensSelect Prime Money Market Fund only) The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These

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obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

     Asset-Backed Securities. (CitizensSelect Prime Money Market Fund only) The Fund may invest in asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.

     Repurchase Agreements. (CitizensSelect Prime Money Market Fund only) The Fund may enter into repurchase agreements with certain banks or non-bank dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the Fund to resell such security at a fixed time and at a price higher than the purchase price (representing the Fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the Fund under a repurchase agreement. In connection with its third party repurchase transactions, the Fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality ("credit collateral"). Transactions that are collateralized fully enable the Fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit

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collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. Fixed income securities rated Baa/BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Ratings ("Fitch") are known as investment grade bonds. Investment grade and below investment grade bonds involve degrees of credit risks, which relate to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Fixed income securities rated Ba/BB or lower by Moody's, S&P, or Fitch are regarded as below investment grade (i.e., "junk" bonds) and are considered speculative in terms of the issuer's creditworthiness. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below the repurchase price.

     The Funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

     Illiquid Securities. Each Fund may invest up to 5% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that should the Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the value of the Fund's net assets.

Investment Techniques

     The following information supplements and should be read in conjunction with the Funds' Prospectus.

     Borrowing Money. Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow only for temporary or emergency (not leveraging) purposes. When such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

Certain Investment Considerations and Risks

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     General. Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial conditions of the issuing entities.

     Bank Securities. (CitizensSelect Prime Money Market Fund only) Since the Fund's investments are normally concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

     Foreign Securities. (CitizensSelect Prime Money Market Fund only) The Fund may invest in U.S. dollar denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect or restrict the payment of principal and interest on these securities.

Investment Restrictions

     Under normal circumstances, CitizensSelect Treasury Money Market Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities (or other instruments with similar economic characteristics). CitizensSelect Treasury Money Market Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

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     Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Company has adopted investment restrictions numbered 1 through 9, with respect to each Fund, investment restriction number 10, with respect to CitizensSelect Prime Money Market Fund only, and investment restriction number 11, with respect to CitizensSelect Treasury Money Market Fund only, as fundamental policies. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed, as to a Fund, by vote of a majority of the Company's Board members at any time. Neither Fund may:

1.	Invest in commodities.
2.	Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to up to 33-1/3% of the value of the Fund's total assets.
3.

Lend any securities or make loans to others, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

4.	Purchase or sell securities on margin.
5.	Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).
6.

Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.

Purchase, hold or deal in real estate, or oil, gas, or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest in or deal in real estate.

8.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation.

9.	Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

* * *

     The following investment restriction number 10 is a fundamental policy which applies only to CitizensSelect Prime Money Market Fund:

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10.

Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

* * *

     The following investment restriction number 11 is a fundamental policy which applies only to CitizensSelect Treasury Money Market Fund:

11.

Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued and guaranteed by the U.S. Government.

* * *

12.

Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or forward commitment basis.

13.

Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUNDS

Board of the Company

     Board's Oversight Role in Management. The Board's role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel. The Board's audit committee (which consists of all Independent Board members) meets during its

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regularly scheduled and special meetings, and between meetings the audit committee chair is available to each Fund's independent registered public accounting firm and the Company's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the Board also receives informational reports from the Board's independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to each Fund, and the Board's risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members"). To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, all of the Funds' Board members, including the Chairman of the Board, are Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to: (i) the services that the Manager and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by the Fund's officers and employees of the Manager and its affiliates; and (iii) the Board's oversight role in management of the Funds.

     Information about Each Board Member's Experience, Qualifications, Attributes or Skills. Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships during the past five years, are shown below.

Name
Year of Birth	Principal Occupation	Other Public Company Board Memberships During
Position with Company (Since)	During Past 5 Years	Past 5 Years
Joseph S. DiMartino	Corporate Director and Trustee	CBIZ (formerly, Century Business Services, Inc.),
1943		a provider of outsourcing functions for small and
Chairman of the Board (2002)		medium size companies, Director (1997 -
present)

The Newark Group, a provider of a national market
of paper recovery facilities, paperboard mills and
paperboard converting plants, Director (2000 -
2010)

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Name
Year of Birth	Principal Occupation	Other Public Company Board Memberships During
Position with Company (Since)	During Past 5 Years	Past 5 Years
Sunair Services Corporation, a provider of certain
outdoor-related services to homes and businesses,
Director (2005 - 2009)

Clifford L. Alexander, Jr.	President of Alexander &	N/A
1933	Associates, Inc., a
Board Member (2002)	management consulting firm
(1981 - present)

Gordon J. Davis	Partner in the law firm of	Consolidated Edison, Inc., a utility company,
1941	Venable LLP (2012 - present)	Director (1997 - present)
Board Member (2013)
	Partner in the law firm of Dewey	The Phoenix Companies, Inc., a life insurance
	& LeBoeuf LLP (1994 - 2012)	company, Director (2000 - present)

Whitney I. Gerard	Partner in the law firm of	N/A
1934	Chadbourne & Parke LLP
Board Member (2007)

Nathan Leventhal	Chairman of the Avery Fisher	Movado Group, Inc., Director (2003 - present)
1943	Artist Program (1997 - present)
Board Member (2013)
Commissioner, NYC Planning
Commission (2007 - 2011)

Benaree Pratt Wiley	Principal, The Wiley Group, a	CBIZ (formerly, Century Business Services, Inc.),
1946	firm specializing in strategy	a provider of outsourcing functions for small and
Board Member 2013	and business development	medium size companies, Director (2008 -
	(2005 - present)	present)

     Each Board member has been a Dreyfus Family of Funds Board member for over ten years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's nominating committee contains certain other factors

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considered by the committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

  Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

  Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc., a management consulting firm. Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander. Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

  Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He currently serves as a Director of The Phoenix Companies, Inc., a life insurance company.

  Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

  Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition

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  Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

  Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

     Additional Information about the Board and its Committees. Board members are elected to serve for an indefinite term. The Board has standing audit, nominating, compensation and litigation committees, each comprised of Independent Board members. The functions of the audit committee are (i) to oversee the Company's accounting and financial reporting processes and the audits of the Funds' financial statements and (ii) to assist in the Board's oversight of the integrity of the Funds' financial statements, the Funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Company's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish appropriate compensation for serving on the Board. The Company also has a standing valuation committee comprised of any one Board member. The function of the valuation committee is to assist in valuing the Funds' investments. The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliates. The audit committee met four times and the nominating committee met once during the fiscal year ended April 30, 2013. The valuation committee, compensation committee and litigation committee did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2012.

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Aggregate Holding of
Funds in the Dreyfus
	CitizensSelect	CitizensSelect	Family of Funds for
	Prime Money	Treasury Money	which Responsible as a
Name of Board Member	Market Fund	Market Fund	Board Member
Joseph S. DiMartino	None	None	Over $100,000
Clifford L. Alexander, Jr.	None	None	None
Gordon J. Davis	None	None	$50,001- $100,000
Whitney I. Gerard	None	None	Over $100,000
Nathan Leventhal	None	None	Over $100,000
Benaree Pratt Wiley	None	None	$50,001- $100,000

     As of December 31, 2012, none of the Board members or their immediate family members owned securities of the Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Funds reimburse Board members for their expenses. The Funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became emeritus and a per meeting attended fee of one-half the amount paid to Board members.

     The aggregate amount of fees and expenses* received from the Company by each current Board member for the fiscal year ended April 30, 2013, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member's total compensation) during the year ended December 31, 2012, were as follows:

		Total Compensation From
	Aggregate Compensation	the Company and Fund
Name of Board Member	From the Company	Complex (**)
Joseph S. DiMartino	$______	$1,088,750.00 (163)
Clifford L. Alexander, Jr.	$______	$351,250.00 (45)
Gordon J. Davis ***	$0	$209,167 (65)
Whitney I. Gerard	$______	$192,750 (25)
Nathan Leventhal***	$0	$320,500.00 (43)
Benaree Pratt Wiley***	$0	$355,622.67 (66)

*	The compensation payable to each Board member was paid by the Manager, not the Company. See
"Management Arrangements." Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Board and expenses reimbursed to board members for attending board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served in 2012.

***	Ms. Wiley and Messrs.Davis and Leventhal were elected Board members of the Company effective August 8,

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2013. Accordingly, they received no compensation from the Company for periods prior thereto.

Officers of the Company

BRADLEY J. SKAPYAK, President since 2010. Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 140 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

J. CHARLES CARDONA, Executive Vice President since 2002. President and a director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division and an officer of 12 other investment companies (comprised of 19 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1981.

JAMES WINDELS, Treasurer since 2002. Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

JOHN PAK, Chief Legal Officer. Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal.

He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager He is 44 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since 2011. Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since 2010. Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since 2005. Senior Counsel of BNY Mellon, and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since 2005. Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

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JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since 2005. Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since 2005. Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since 2005. Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since 2005. Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since 2008. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since 2005. Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since 2007. Senior Accounting Manager - Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from

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March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 160 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

JOSEPH W. CONNOLLY, Chief Compliance Officer since 2004. Chief Compliance Officer of the Manager and the Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Company is located at 200 Park Avenue, New York, New York 10166.

     The Company's Board members and officers, as a group, owned less than 1% of each class of each Fund's voting securities outstanding on August 1, 2013. See "Information About the Company and the Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of August 1, 2013.

MANAGEMENT ARRANGEMENTS

     Manager. The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

     The Manager provides management services to the Funds pursuant to the Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty on 60 days' notice by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

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     The Manager maintains office facilities on behalf of the Company and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor or financial intermediaries for shareholder or other services from the Manager's own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers, and other industry professionals (collectively, "Service Agents") in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Portfolio Management. The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities. The Funds' portfolio managers are Bernard Kiernan, Patricia A. Larkin, James O'Connor and Thomas Riordan. The Manager also maintains a research department with a professional staff of securities analysts who provide research services for the Funds and for other funds advised by the Manager.

     BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of each Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by a Fund or the Fund's service providers, which may cause conflicts that could disadvantage a Fund.

     BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. BNY Mellon has no obligation to provide to Dreyfus or the Funds, or effect transactions on behalf of a Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of a Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, in making investment decisions for a Fund, Dreyfus does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because Dreyfus, in the course of investing Fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a Fund or Funds advised by Dreyfus to purchase or sell publicly-traded securities of such Borrowers may be restricted.

     Expenses. All expenses incurred in the operation of the Company are borne by the Manager, except management fees, Rule 12b-1 fees, administrative and omnibus account services fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Company and to the non-interested Board members, and any extraordinary expenses. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

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     As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly fee at the annual rate of 0.10% of the value of each Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. The Manager has agreed to reduce its management fee in an amount equal to the accrued fees and expenses of the non-interested Board members, and the fees and expenses of independent counsel to the Company and to the non-interested Board members.

     For the fiscal years ended April 30, 2011, 2012 and 2013, the management fees payable, reduction in fees and net fees paid by each Fund to the Manager were as follows:

		2013 Fiscal Year			2012 Fiscal Year		2011 Fiscal Year
	Fee	Reduction	Net fee	Fee	Reduction	Net fee		Reduction	Net fee
Fund	payable	in fee	paid	payable	in fee	paid	Fee payable	in fee	paid

CSPMMF	$215,860	$215,860	$0	$257,147	$257,147	$0	$475,845	$475,845	$0
CSTMMF	$409,421	$409,421	$0	$483,916	$483,916	$0	$592,301	$592,301	$0

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Funds' net assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company, which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Company's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and each Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Manager pays the Funds' transfer agency fees.

     The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the Funds. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Pursuant to a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee, paid by the Manager, based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

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     Each Fund is sold exclusively to Citizens, and certain other institutional investors, acting for themselves, or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although Citizens, and certain other approved institutions, may purchase shares for accounts maintained by individuals. Generally, investors will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may require investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. These omnibus accounts will be registered in nominee name for the benefit of the clients of Citizens or other approved institutions purchasing Fund shares. Citizens and other approved institutions will provide omnibus account services pursuant to an agreement with the Fund. Such services may include aggregating and processing purchase and redemption requests, transmitting funds for the purchase of shares to the Funds, transmitting redemption proceeds to redeeming beneficial owners of the shares, maintaining records of Fund shares transactions, preparing shareholder statements, and such other related services as the Funds may reasonably request, other than those provided pursuant to the Funds' Administrative Services Plan. For these services, each Fund has agreed to pay Citizens and such other approved institutions a monthly fee at the annual rate of 0.10% of the value of the Fund's average daily net assets represented by Fund shares held by Citizens or such institutions, as the case may be.

     The Company reserves the right to reject any purchase order. The Company will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing Section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No Fund will accept cash, travelers' checks, or money orders as payment for shares.

     Each Fund offers four classes of shares – Class A, Class B, Class C and Class D. Individuals or entities for whom Citizens or other approved institutions purchase Fund shares should consult their Citizens representative to determine which class of shares is made available to them. Citizens or other approved institutions purchasing Fund shares on behalf of their clients may impose policies, limitations and fees which are different from those described in this SAI.

     The minimum initial investment for each class is $1 billion, unless the investor has invested at least $1 billion in the aggregate among any classes of shares of one Fund, in which case there would be no minimum initial investment amount for the other Fund, or the investor has, in the opinion of the Distributor, adequate intent and availability of funds to reach a future aggregate level of investment of $1 billion among any classes of shares of the Funds. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specific time frames. Shares are issued in book entry form only.

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     Service Agents may impose certain conditions on their clients which are different from those described in the Funds' Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Funds instead of other mutual funds where such payments are not received. Investors should contact their Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Funds. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.

     Net asset value per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value."

     As to CitizensSelect Prime Money Market Fund only, orders in proper form placed prior to 5:00 p.m., and payments for which are received in or converted into Federal Funds by the Fund's Custodian by 6:00 p.m., will become effective at the price determined at 5:00 p.m. on that day, and the shares so purchased will receive the dividend declared on that day.

     As to CitizensSelect Treasury Money Market Fund only, orders in proper form placed prior to 3:00 p.m., and payments for which are received in or converted into Federal Funds by the Fund's Custodian by 6:00 p.m., will become effective at the price determined at 3:00 p.m. on that day, and the shares so purchased will receive the dividend declared on that day. Orders for shares placed between 3:00 p.m. and 5:00 p.m. will not be accepted and executed, and notice of the purchase order being rejected will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution.

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     An order in proper form received after the time of day at which a Fund determines its net asset value will be effective on the following business day, provided the fund's custodian or other authorized entity receives Federal Funds by the respective times listed above.

     Converting Shares. Under certain circumstances, shares may be converted from one class of shares to another class of shares of the same Fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose Fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN

     Rule 12b-1 under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Class C and Class D shares pursuant to which the Fund pays the Distributor for distributing, advertising and marketing each such Class of shares at the annual rate of 0.25% of the value of the average daily net assets of Class C shares and 0.65% of the value of the average daily net assets of Class D shares. The Distributor may pay all or a part of the fees paid pursuant to the Distribution Plan to Citizens or other approved institutions that have purchased Class C or Class D shares for the benefit of others. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of its Class C and Class D shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs that holders of a Fund's Class C or Class D shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares; other material amendments of the Distribution Plan must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to the Distribution Plan or by vote of a majority of the outstanding voting securities of such Class.

     For the fiscal year ended April 30, 2013, the fees paid pursuant to the Distribution Plan by each indicated Fund with respect to the Fund's Class C and Class D shares, were as follows:

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		Total Amount Paid
		Pursuant to
Fund and Class		Distribution Plan

CitizensSelect Prime Money
Market Fund
-	Class C shares	$84,076
-	Class D shares	$166,852

CitizensSelect Treasury Money
Market Fund
-	Class C shares	$31,186
-	Class D shares	$11,252

ADMINISTRATIVE SERVICES PLAN

     The Company has adopted an Administrative Services Plan with respect to Class B, Class C and Class D shares of each Fund. Pursuant to the Administrative Services Plan, each Fund pays Citizens or other approved institutions for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of Class B, Class C and Class D shares. These services may include: providing beneficial owners with statements showing their positions in the Funds; mailing periodic reports, prospectuses and other Fund communications to beneficial owners; withholding taxes on non-resident alien accounts; disbursing income dividends and capital gain distributions; reinvesting dividends and distributions; preparing and delivering to beneficial owners, and state and federal authorities, including the United States Internal Revenue Service and the SEC, such information respecting dividends and distributions paid by the Funds as may be required by law, rule or regulation; withholding on dividends and distributions as may be required by state or Federal authorities from time to time; receiving, tabulating, and transmitting proxies executed by beneficial owners; and providing such other related services as the Funds may reasonably request.

     A written quarterly report of the amounts expended under the Administrative Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Administrative Services Plan provides that material amendments must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreements entered into in connection with the Administrative Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Administrative Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Administrative Services Plan. As to each Fund and relevant Class of shares, the Administrative Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreements entered into in connection with the Administrative Services Plan.

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     For the fiscal year ended April 30, 2013, the fees paid pursuant to the Administrative Services Plan by each Fund with respect to the Fund's Class B, Class C and Class D shares were as follows:

		Total Amount Paid
		Pursuant to
		Administrative
Fund		Services Plan

CitizensSelect Prime Money
Market Fund
- Class B	$	~~242,861~~242,862
- Class C		$84,076
- Class D		$64,174

CitizensSelect Treasury
Money Market Fund
- Class B		$442,242
- Class C		$31,186
- Class D		$4,328

HOW TO REDEEM SHARES

     Wire Redemption Privilege. By using this privilege, the investor authorizes the Funds and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be an authorized representative of the investor, or a representative of the investor's Service Agent, and reasonably believed by Funds or the the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm the instructions are genuine and, if it does not follow such procedures, the Company or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

     Ordinarily, the Company will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the same business day if the Funds' Transfer Agent receives a redemption request in proper form by 5:00 p.m., Eastern time, or 3:00 p.m., Eastern time, as to CitizensSelect Treasury Money Market Fund. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

     Redemption Through Compatible Automated Facilities. Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call the telephone number listed on the cover of this SAI to determine whether their automated facilities are compatible and to receive instructions for redeeming shares in this manner.

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     Redemption Commitment. The Company has committed to pay in cash all redemption requests by any Fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

DETERMINATION OF NET ASSET VALUE

     Amortized Cost Pricing. The valuation of the Funds' portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The Company's Board has established, as a particular responsibility within the overall duty of care owed to Fund investors, procedures reasonably designed to stabilize the Funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Funds' net asset value calculated by using available market quotations or market equivalents (including valuations obtained from one or more independent pricing services) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

     New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the New York Stock Exchange is closed on Good Friday.

SHAREHOLDER SERVICES

     Fund Exchanges. Shares of one class of a Fund may be exchanged for shares of the same class, or another class in which you are eligible to invest, of the other Fund. To request an exchange, exchange instructions must be given to the Transfer Agent in writing or by telephone.

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By using the Telephone Exchange Privilege, the investor authorizes the Funds and the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Funds or the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.

     No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

     Auto-Exchange Privilege. The Auto-Exchange Privilege, which is available for existing accounts only, permits an investor to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for shares of one class of a Fund, shares of the same class, or another class in which you are eligible to invest, of the other Fund if the investor is a shareholder in such other Fund. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. Shares in certificate form are not eligible for this Privilege.

     The Company reserves the right to reject any exchange request in whole or in part. Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the Fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Citizens and other approved institutions may not make these services available.

DIVIDENDS AND DISTRIBUTIONS

     Dividends and Distributions. Each Fund usually declares dividends from its net investment income every day the New York Stock Exchange or the Transfer Agent is open for regular business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid through the last calendar day of each month, and automatically are reinvested in additional shares of the Fund at net asset value or, at the investor's option, paid in cash. If an investor redeems all shares in its account at any time during the month, all dividends to which the investor is entitled are paid along with the proceeds of the redemption.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

TAXATION

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See the prospectus and elsewhere in this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

     Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

     In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

NY 74720368v2

     Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the U.S. Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

     A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

     A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

     In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

     If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described

NY 74720368v2

below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

     A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

     Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions

     For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional Fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010)

NY 74720368v2

may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

     A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

     In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

     In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

NY 74720368v2

     If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

     For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

     A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

     However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

     If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment

NY 74720368v2

of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

     The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Non-U.S. Taxes

     Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Payments with Respect to Securities Loans

     A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held

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by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

     A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

     The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Tax-Exempt Shareholders

     Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section

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664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

     Each fund generally is required to withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

     Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

     Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

     Notwithstanding the foregoing, for taxable years of a fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its

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non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

     In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

     For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2014, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

     Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2014 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

     Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

     For calendar years before 2014, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI

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over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

The Hiring Incentives to Restore Employment Act

     Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders will be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code. While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the U.S. Treasury Department and the IRS have provided for a phased-in implementation of these provisions.

     The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

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     All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

     The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

     Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

     Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the Funds

     In managing the Funds, Dreyfus will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for each Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential

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investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by a Fund, the Fund is not required to sell that security.

     Debt securities purchased and sold by a Fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents. A Fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a Fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. The Manager also places transactions for other accounts that it provides with investment advice.

     The Manager generally has the authority to select brokers or dealers and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. In choosing brokers or dealers, the Manager evaluates the ability of the broker or dealer to execute the particular transaction at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. The Manager seeks to obtain best execution for the Funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     Investment decisions for a Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or

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received by a Fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

     Dreyfus will make investment decisions for a Fund as it believes is in the best interests of the Fund. Investment decisions made for a Fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by Dreyfus or BNY Mellon and its other affiliates. Actions taken with respect to such other funds or accounts may adversely impact the Funds, and actions taken by a Fund may benefit Dreyfus or BNY Mellon and its other affiliates or other funds or accounts advised by Dreyfus or BNY Mellon and its other affiliates. Funds and accounts managed by Dreyfus or BNY Mellon and its affiliates may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus or BNY Mellon and its affiliates) and the aggregate exposure of such accounts) may restrict investment activities of a Fund. While the allocation of investment opportunities among the Funds and other funds and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Funds and other funds and accounts and not solely based on such other interests.

     Dreyfus may buy for a Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts.

     The Manager may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other

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cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     Neither Fund paid any brokerage commissions during the fiscal years ended April 30, 2011, 2012 and 2013.

     A Fund may acquire securities issued by one or more of its "regular brokers or dealers", as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each such regular broker or dealer whose securities were acquired by each Fund for the fiscal year ended April 30, 2013, the issuer of the securities and the aggregate value per issuer, as of April 30, 2013, of such securities:

Fund	Name of Regular Broker Dealer	Aggregate Value Per Issuer
CitizensSelect Prime
Money Market Fund	Deutsche Bank Securities Inc.	$20,000,000
	UBS Securities LLC	$5,000,000
	Barclays Capital Inc.	$4,999,000

CitizensSelect Treasury
Money Market Fund	None	N/A

     Disclosure of Portfolio Holdings. The Funds have adopted policies and procedures with respect to the disclosure of Fund portfolio holdings and any ongoing arrangements to make available information about Fund portfolio holdings. It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

     Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com. In addition fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as

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of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

     If a Fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, the Company must have a legitimate business purpose for doing so, and neither the Company, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. The Company may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Company, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     The Company may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Company's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

     Disclosure of portfolio holdings may be authorized only by the Company's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company's Board.

INFORMATION ABOUT THE COMPANY AND THE FUNDS

     Each Fund's shares are classified into four classes. Shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each Fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

     Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or its Board members. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such

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liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of an independent registered public accounting firm. However, the holders of at least 30% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Board members from the separate voting requirements of the rule.

     The following persons are known by the Company to own of record 5% or more of the indicated class of each Fund's outstanding voting securities as of August 1, 2013. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

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CitizensSelect Prime Money Market Fund:

National Financial Services LLC	19.5693% (Class A)
FBO Customers	12.9545% (Class B)
Attn: Mutual Funds Department	36.4803% (Class C)
One World Financial Center	100.0000% (Class D)
200 Liberty Street- 5th Floor
New York, NY 10281

Citizens Bank	79.4247% (Class A)
Attn: Jeffrey Fletcher	40.0555% (Class B)
C/O Investment Management Services	63.3297% (Class C)
870 Westminster Street
Providence, RI 02903-4089

Citizens Investment Services	28.9691% (Class B)
Corp-Sweep PA Citizens Bank
Cash Management Operations
Attn: Jennifer Costa
1 Citizens Drive
Riverside, RI 02915-3019

Hare & Co.	17.3640% (Class B)
C/O The Bank of New York Mellon
Short Term Investment Funds
111 Sanders Creek Parkway- 2nd Floor
East Syracuse, NY 13057-1382

CitizensSelect Treasury Money Market Fund

Citizens Bank	94.8127% (Class A)
Attn: Jeffrey Fletcher	83.2713% (Class B)
C/O Investment Management Services	84.6780% (Class C)
870 Westminster Street
Providence, RI 02903-4089

National Financial Services LLC	6.8528% (Class B)
FBO Customers	15.3220% (Class C)
Attn: Mutual Funds Department	100.0000% (Class D)
One World Financial Center
200 Liberty Street- 5th Floor
New York, NY 10281

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Charter One Bank NA	6.6849% (Class B)
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectuses.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036-6350, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Company.

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APPENDIX

     Descriptions of the highest commercial paper, bond and other short- and long-term rating categories assigned by S&P, Moody's and Fitch:

Commercial Paper Ratings and Short-Term Ratings

     A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper (or supporting institutions) must have a superior ability to repay short-term debt obligations.

     The rating "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Bond Ratings and Long-Term Ratings

     An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     Obligations rated "Aaa" by Moody's are judged to be of the highest quality, with minimal credit risk.

     "AAA" ratings from Fitch denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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